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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2002
                                                 (August 9, 2002)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)


        Delaware                      0-19969                      71-0673405
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      (State or other              (Commission               (IRS Employer
      jurisdiction of                File Number)           Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

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   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 9. REGULATION FAIR DISCLOSURE.

Arkansas Best Corporation ("the Company") has filed with the Securities and Exchange Commission ("SEC"), the statements made under oath by Robert A. Young III, President and Chief Executive Officer of the Company and David E. Loeffler, Vice President - Chief Financial Officer and Treasurer of the Company, pursuant to Order 4-460 with regard to facts and circumstances relating to certain Exchange Act filings of the Company, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.


ITEM 7.  EXHIBITS

99.1     Statement of Chief Executive Officer pursuant to SEC Order 4-460

99.2     Statement of Chief Financial Officer pursuant to SEC Order 4-460





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                     (Registrant)

Date:  August 12, 2002               /s/ David E. Loeffler
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                                         David E. Loeffler,
                                         Vice President - Chief Financial
                                         Officer and Treasurer